CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $)	Dec. 31, 2012	Dec. 31, 2011
Allowance for Doubtful Accounts Receivable, Current	$ 29,518,000	$ 9,373,000
Provision Of Inventories	$ 5,976,000	$ 5,224,000
Common Stock, Par Value Per Share	$ 0.01	$ 0.01
Common Stock, Shares Authorized	100,000,000	100,000,000
Common Stock, Shares, Issued	27,007,608	27,230,835
Common Stock, Shares, Outstanding	27,007,608	27,230,835
Treasury Stock, Shares	584,231	360,627